Exhibit 10.1
AMENDMENT NO. 3 AND WAIVER NO. 2
AMENDMENT NO. 3 AND WAIVER NO. 2 (this “Amendment and Waiver”), dated as of May 15, 2016, among CINEDIGM CORP., a Delaware corporation (the “Borrower”), the Lenders party hereto, and Société Générale, as administrative agent (the “Administrative Agent”) under the Credit Agreement referred to below.
The Borrower, certain Lenders, the Administrative Agent and CIT Bank, N.A. (formerly known as OneWest Bank, N.A. and OneWest Bank, FSB), as Collateral Agent entered into the Second Amended and Restated Credit Agreement, dated as of April 29, 2015 (as amended, amended and restated, supplemented or otherwise modified before the date hereof, the “Credit Agreement”).
The Borrower has requested that the Lenders agree to (i) reduce the Revolving Aggregate Maximum Credit Amount to $22,000,000, (ii) amend the Credit Agreement as set forth herein, and (iii) waive the Borrower’s compliance with Section 5.2 of the Credit Agreement on the terms set forth herein.
The Lenders are willing to agree to the requested amendments and waiver on the terms and conditions set forth herein.
In consideration of the mutual covenants set forth in this Amendment and Waiver, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned agree as follows:
SECTION 1.Capitalized Terms; Other Definitional Provisions. Capitalized terms used and not otherwise defined herein shall for purposes of this Amendment and Waiver have the respective meanings given to them in the Credit Agreement. The rules of interpretation set forth in Section 1.5 of the Credit Agreement shall be incorporated herein mutatis mutandis.
SECTION 2.
    Reduction of Revolving Aggregate Maximum Credit Amount. Upon the effectiveness of this Amendment and Waiver as provided in Section 8 hereof, the Revolving Aggregate Maximum Credit Amount shall be permanently reduced to $22,000,000, with such reduction applied ratably among the Lenders in accordance with each Lender’s Applicable Percentage.
SECTION 3.
    Amendment. Upon the effectiveness of this Amendment and Waiver as provided in Section 8 hereof, the Credit Agreement shall be amended as follows:

(a)	Section 2.7(a) is amended by:

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(i)	amending and restating clause (ii) of the definition of “Revolving Borrowing Base Sum” set forth therein as follows:
“(ii) the aggregate amount of accrued Receivables meeting the criteria set forth in the definition of “Eligible Receivables” and due within 120 days of the date of determination from Netflix, Amazon, Apple, Hulu, Google, Xbox, Playstation, Starz, Showtime, Sundance, DirecTV, DISH, TV One, OnDemand, VUDU/Walmart, Microsoft, Crunchyroll, KSM and any other digital distributor reasonably acceptable to the Required Lenders and not included on the Accounts Report; plus”; and

(ii)
deleting “(a)” as it appears immediately following the words “the sum of’ in the first sentence thereof and “(b)” as it appears immediately following the period at the end of the first sentence thereof;

(b)	The last sentence of Section 2.9(d) is amended by deleting the word “six” therein and inserting in lieu thereof the word “three”;

(c)	Section 7.3 is amended by deleting clause (c) and amending and restating clause (e) as follows:
“Investments in (i) CONtv, LLC, Docudrama, LLC, Dove Family Channel, LLC, Cinedigm OTT Holdings, LLC, and Cinedigm Productions, LLC made prior to May 15, 2016, and (ii) in any such Persons made on or after May 15, 2016, the proceeds of which are used solely to pay the ordinary course operating costs and expenses of such Persons and their Subsidiaries;”;

(d)	Clause (v) of Section 7.6 is hereby deleted in its entirety;

(e)	Section 5.1 is amended and restated as follows:
“Minimum Liquidity. The Borrower shall maintain (a) at all times from May 15, 2016 through September 30, 2016, an aggregate amount of Minimum Liquidity and cash on deposit in the Debt Service Reserve Account of at least $3,000,000, and (b) at all times after September 30, 2016, at least $5,000,000 in Minimum Liquidity.”;

(f)	Section 7.18 is amended and restated as follows:
“No Group Member shall create, own or otherwise have an interest (whether ownership interest, an interest in deposited funds or otherwise) in any deposit or

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other bank account (including any securities account or any zero balance, payroll, withholding or other fiduciary account), other than the Concentration Account, the Cinedigm Lockbox Accounts, the Operating Accounts, and the other accounts listed on Schedule 7.18 so long as such other accounts are subject to the Lien of the Security Agreement and the Borrower has entered into account control agreements in form satisfactory to the Administrative Agent whereby control is granted to the Collateral Agent in respect of such other accounts.”; and

(g)	Clause (a) of Section 8.1 is hereby amended and restated as follows:
“(a) the Borrower shall fail to pay (i) any principal of any Revolving Loan or any reimbursement obligation in respect of any LC Disbursement when the same becomes due and payable (whether at stated maturity, upon prepayment or otherwise), (ii) any interest payable under any Loan Document and such non-payment continues for a period of one Business Day after the due date therefor (except in the case of prepayment required under Section 2.9(d) which for the avoidance of doubt shall be an immediate Event of Default after expiration of the time periods set forth therein) or (iii) any fee under any Loan Document or any other Obligation (other than those set forth in the immediately preceding clauses (i) and (ii) above) and such nonpayment continues for a period of three Business Days after the due date therefor;
SECTION 4.
    Limited Waiver.

(a)
Effective upon the effectiveness of this Amendment and Waiver as provided in Section 8 hereof, the Lenders waive the Borrower’s compliance with Section 5.2 of the Credit Agreement solely for the Fiscal Quarters ending June 30, 2016 and September 30, 2016.

(b)
Notwithstanding anything to the contrary herein or the Credit Agreement, including, without limitation, the amendment to the Credit Agreement set forth in Section 3(f) hereof, neither the Borrower nor any Group Member shall be deemed to be in default of Section 7.18 of the Credit Agreement, as amended hereby, as a result of the Borrower or any Group Member owning or having an interest in a deposit account or other bank account that, as of the date hereof, is not maintained with the Collateral Agent or otherwise subject to an account control agreement in favor of the Collateral Agent (each such account, a “Non-Controlled Account”) so long as, within 30 days after the date hereof, the Borrower has either (i) delivered to the Administrative Agent a fully-executed account control agreement in form and substance acceptable to the Administrative Agent whereby control over such Non-

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Controlled Account is granted to the Collateral Agent, or (ii) transferred the cash, securities or other property in such Non-Controlled Account to the Concentration Account, a Cinedigm Lockbox Account, an Operating Account or such other account subject to an account control agreement in favor of the Collateral Agent and closed such Non-Controlled Account. The Borrower hereby represents and warrants that each Non-Controlled Account of the Group Members existing as of the date hereof is listed on Schedule 1 hereto.
SECTION 5.
    Continuing Effectiveness. Except as expressly provided in this Amendment and Waiver, all of the terms and conditions of the Credit Agreement remain in full force and effect and are hereby ratified and confirmed. Nothing herein shall be deemed to entitle the Borrower to a further consent to, or a further waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.
SECTION 6.
    Representations and Warranties; Covenants.

(a)
The Borrower represents and warrants that (i) this Amendment and Waiver has been duly authorized, executed and delivered by it and this Amendment and Waiver and the Credit Agreement constitute its legal, valid and binding obligations, enforceable in accordance with their terms, (ii) after giving effect to this Amendment and Waiver, no Default or Event of Default will exist; and (iii) the representations and warranties contained in this Amendment and Waiver and in the Loan Documents, other than those expressly made as of a specific date, are true and correct in all material respects as if made on the date hereof

(b)
As of the date hereof, the aggregate outstanding principal amount of the Obligations is $18,670,435. The obligation of the Borrower to repay the Loans and satisfy the Obligations, together with all interest and fees accrued thereon, is absolute and unconditional, and there exists no right of set off or recoupment, counterclaim or defense of any nature whatsoever to payment of the Obligations.

(c)
Without limitation of the Borrower’s covenants and obligations under the Credit Agreement, including, without limitation, Section 6.15 thereof, the Borrower, at all times hereafter, agrees to (i) grant Sierra Constellation Partners (and any other of the Agents’ and Lenders’ advisors) immediate and full access to the Group Members’ properties, books, records and officers and directors and (ii) reimburse the Agent for Sierra’s costs and expenses.

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(d)
Within 30 days after the date hereof, the Borrower shall take all such actions and deliver all such documents as are requested by the Collateral Agent in order to transfer all amounts on deposit in the “Debt Service Reserve Account” maintained with Société Générale to a new deposit account maintained with the Collateral Agent, which account shall, after the date of such transfer, be deemed to be the Debt Service Reserve Account for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 7.
    Reaffirmation of Liens. The Borrower, as Grantor (as defined in the Security Agreement), hereby (a) ratifies and reaffirms each grant of security interests and liens in favor of the Collateral Agent for the benefit of the Secured Parties pursuant to, and its obligations under, the Security Agreement and the other Security Documents and (b) acknowledges that, except for Permitted Liens, the Collateral Agent has valid security interests in the Collateral (including the Concentration Account, the Cinedigm Lockbox Accounts, the Debt Service Reserve Account and the Operating Accounts) having the priority and being perfected in each case to the extent required in the Security Agreement, the other Security Documents or the Credit Agreement.
SECTION 8.
    Effectiveness of Amendment and Waiver. This Amendment shall become effective upon (i) the receipt by the Administrative Agent of counterparts of this Amendment and Waiver duly executed by the Borrower, each Guarantor (as defined in the Guaranty Agreement), the Administrative Agent and each of the Lenders, (ii) the receipt by the Administrative Agent of a certificate (in form and substance satisfactory to the Administrative Agent and each Lender) of the President, Chief Executive Officer or Chief Financial Officer of the Borrower, dated as of the date hereof and certifying in reasonable detail as to the calculation of the Revolving Borrowing Base as of May 15, 2016, and (iii) the receipt by the Administrative Agent from the Borrower of an amount equal to all out-of-pocket. expenses incurred by the Agents in connection with this Amendment and Waiver, including the fees, charges and disbursements of counsel.
SECTION 9.
    Release of Claims. Each of the Borrower and each of its Subsidiaries hereby acknowledge and agree that it does not have any defenses, counterclaims, offsets, cross-complaints, claims or demands of any kind or nature whatsoever that can be asserted to reduce or eliminate all or any part of liability of the Borrower to repay the Lenders as provided in the Loan Documents or to seek affirmative relief or damages of any kind or nature from any Agent, any Lender or any Secured Hedging Counterparty. Each of the Borrower and each of its Subsidiaries hereby voluntarily and knowingly releases and forever discharges the Agents, the Lenders, the Secured Hedging Counterparties and each Agent’s, each Lender’s and each Secured Hedging Counterparty’s predecessors, agents, employees, successors and assigns, from all possible claims, demands, actions, causes of action, damages, costs, or expenses, and liabilities whatsoever, known or unknown, anticipated or unanticipated, suspected or unsuspected, fixed, contingent, or conditional, at law or

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in equity, originating in whole or in part on or before the date this Amendment and Waiver is fully executed, which any of the Borrower or its Subsidiaries may now or hereafter have against any Agent, any Lender or any Secured Hedging Counterparty in their capacities as such, and any Agent’s, any Lender’s or any Secured Hedging Counterparty’s predecessors, agents, employees, successors and assigns, if any, in their capacities as such, and irrespective of whether any such claims arise out of contract, tort, violation of law or regulations, or otherwise, including, without limitation, the exercise of any rights and remedies under the Loan Documents, and negotiation and execution of this Amendment and Waiver.
SECTION 10.
    Governing Law; Miscellaneous. This Amendment and Waiver and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York. The provisions of Sections 10.14 and 10.15 of the Credit Agreement shall be incorporated herein mutatis mutandis.
SECTION 11.
    Severability. Any provision of this Amendment and Waiver being held illegal, invalid or unenforceable in any jurisdiction shall not affect any part of such provision not held illegal, invalid or unenforceable, any other provision of this Amendment and Waiver or any part of such provision in any other jurisdiction.
SECTION 12.
    Headings. The captions and section headings appearing in this Amendment and Waiver are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Amendment and Waiver.
SECTION 13.
    Counterparts. This Amendment and Waiver may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties to this Amendment and Waiver may execute this Amendment and Waiver by signing any such counterpart.
SECTION 14.
    Loan Document. This Amendment and Waiver is a Loan Document. On and after the date hereof, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof’, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof’ or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment and Waiver.
SECTION 15.
    Concerning the Agents. Neither Agent assumes any responsibility for the correctness of the recitals contained herein, and the Agents shall not be responsible or accountable in any way whatsoever for or with respect to the validity, execution or sufficiency of this Amendment and

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Waiver and make no representation with respect thereto. In entering into this Amendment and Waiver, the Agents shall be entitled to the benefit of every provision of the Credit Agreement relating to, without limitation, the rights, exculpations or conduct of, affecting the liability of or otherwise affording protection to the Agents.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, this Amendment and Waiver has been executed as of the day and year first above written.

CINEDIGM CORP.,
as Borrower

By:     /s/ Christopher McGurk
Name: Christopher McGurk
Title: Chairman and CEO

[Signature Page to Amendment No. 3 and Waiver No. 2]
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SOCIÉTÉ GÉNÉRALE, as Administrative Agent

By:     /s/ Elaine Khalil
Name: Elaine Khalil
Title: Managing Director

[Signature Page to Amendment No. 3 and Waiver No. 2]
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SOCIÉTÉ GÉNÉRALE, as Lender

By:     /s/ Elaine Khalil
Name: Elaine Khalil
Title: Managing Director

CIT BANK N.A., as Lender

By:     /s/ Todd Camp
Name: Todd Camp
Title: SVP

SUNTRUST BANK, as Lender

By:     /s/ David T. Sharpe
Name: David T. Sharpe
Title: Senior Vice President

[Signature Page to Amendment No. 3 and Waiver No. 2]
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CONSENT, AGREEMENT AND AFFIRMATION
Each of the undersigned Guarantors hereby consents and agrees to the terms and conditions of the foregoing Amendment No. 3 and Waiver No. 2 dated as of May 15, 2016 (the “Amendment”) and to the documents contemplated thereby and to the provisions contained therein relating to conditions to be fulfilled and obligations to be performed by it pursuant to or in connection with the Amendment and agrees particularly to be bound thereby to the same extent as if the undersigned were a party to the Amendment. Each of undersigned hereby reaffirms its obligations, representations, warranties and covenants under the Guaranty Agreement of the guaranty of the obligations of the Borrower to the Lenders under or in connection with the Credit Agreement, as amended. Each of the undersigned hereby agrees that it shall execute each additional Loan Document as may be required by the Lenders in connection with the Amendment.

ADM CINEMA CORPORATION

By:    /s/ Gary S. Loffredo
Name: Gary S. Loffredo
Title: Secretary

VISTACHIARA PRODUCTIONS, INC.

By:    /s/ Gary S. Loffredo
Name: Gary S. Loffredo
Title: Secretary

VISTACHIARA ENTERTAINMENT, INC.

By:    /s/ Gary S. Loffredo
Name: Gary S. Loffredo
Title: Secretary

CINEDIGM ENTERTAINMENT CORP.

[Signature Page to Amendment No. 3 and Waiver No. 2]
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By:     /s/ Jeffrey Edell
Name: Jeffrey Edell
Title: CFO

[Signature Page to Amendment No. 3 and Waiver No. 2]
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CINEDIGM ENTERTAINMENT HOLDINGS, LLC

By:    /s/ Gary S. Loffredo
Name: Gary S. Loffredo
Title: Secretary

CINEDIGM HOME ENTERTAINMENT, LLC

By:     /s/ Jeffrey Edell
Name: Jeffrey Edell
Title: CFO

[Signature Page to Amendment No. 3 and Waiver No. 2]
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